                                                                   Exhibit 10.10


                               HARTSFIELD CENTRE

                             OFFICE LEASE AGREEMENT

                   DATE OF LEASE EXECUTION:  NOVEMBER 1, 1996

                                   ARTICLE 1

                                 REFERENCE DATA

1.1    SUBJECTS REFERRED TO:

       Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1.1:

LANDLORD:                 SPP Real Estate (Georgia II) Inc.

MANAGING AGENT:           Brannen/Goddard Company

LANDLORD'S MANAGING
AGENT'S ADDRESS:          100 Hartsfield Centre Parkway
                          Suite 160
                          Atlanta, Georgia 30354

  COPY TO:                SPP Investment Management
                          10 Glenville Street
                          Greenwich, Connecticut 06831
                          Attn:  Ms. Robin Nack

TENANT: Conference Source International, Inc., a Georgia corporation

TENANT'S ADDRESS (FOR
NOTICE AND BILLLNG):      100 Hartsfield Centre Parkway
                          Suite 300
                          Atlanta, GA  30354

BUILDING:                 Building - Hartsfield Centre, located on the land
                          described on Exhibit A attached hereto and made a part hereof.

BUILDING ADDRESS:         Hartsfield Centre
                          100 Hartsfield Centre Parkway
                          Atlanta, GA  30354

PREMISES:                 Portion of the third floor designated Suite 300 and
                          located as shown on Exhibit B attached hereto and more particularly described in Section 2.1 below.

RENTABLE FLOOR AREA
OF PREMISES:              8,219 square feet

TENANT'S INITIAL PRORATA
SHARE OF OPERATING
EXPENSES:                 5.59%

TOTAL RENTABLE FLOOR
AREA OF THE BUILDING:     147,045 square feet

SCHEDULED TERM
COMMENCEMENT DATE:        November 1, 1996

TERM EXPIRATION DATE:     October 31, 2002

TERM:                     6 Years

ANNUAL BASE RENT: The Annual Base Rent for the Premises shall be determined by multiplying the amounts, for each Lease Year during the Term set forth in the Schedule below, by the number of square feet contained in the Rentable Floor Area of the Premises during such Lease Year. The term "Lease Year," as used herein, shall mean each consecutive one-year period beginning on the Commencement Date and each anniversary thereof and ending one day prior to the next succeeding anniversary on the Commencement Date.

                                   SCHEDULE

               Lease Year 1                          $18.00
               Lease Year 2                          $18.00
               Lease Year 3                          $18.00
               Lease Year 4                          $18.50
               Lease Year 5                          $19.00
               Lease Year 6                          $19.50

The Base Rent for the first month of the initial term of this Lease shall be paid to Landlord upon Tenant's execution of this Lease.

ADDITIONAL RENT: Any payments owned by Tenant to Landlord other than Annual Base Rent

ANNUAL RENT:  Annual Base Rent plus any Additional Rent

SECURITY DEPOSIT:  None                    GUARANTORS:  None

PERMITTED USES: General office use consistent with a first-class office building

COMMERCIAL GENERAL LIABILITY INSURANCE:

     COMBINED SINGLE LIMITS:  $3,000,000 per occurrence

1.2  EXHIBITS.

     The exhibits listed below in this Section 1.2 are incorporated in this Lease by reference and are to be construed as part of this Lease:

     EXHIBIT A  Legal Description of Land.

     EXHIBIT B  Plan showing Premises.

     EXHIBIT C  [NOT USED]

     EXHIBIT D  Landlord's Services.

     EXHIBIT E  Rules and Regulations.

     EXHIBIT F  [NOT USED]

1.3.  TABLE OF CONTENTS

                                    CONTENTS

ARTICLE II PREMISES AND TERM
     2.1.  Premises
     2.2   Term
ARTICLE III CONSTRUCTION
     3.1   No Initial Construction
     3.2   Tenant's Construction Obligation; Improvement Allowance
     3.3   General Provisions Applicable to Construction
     3.4   Representatives
ARTICLE IV RENT
     4.1   Rent
     4.2   Operating Expenses
           4.2.1  Operating Expenses Increase
           4.2.2  Tenant's Estimated Operating Expense Payments
           4.2.3  Change to Fiscal Year
     4.3   Electrical Standards and Charges
           4.3.1  Electricity Furnished
           4.3.2.  Tenant's use
           4.3.3  Excess Use
           4.3.4  Discounting Service
     4.4   Payments
ARTICLE V LANDLORD'S COVENANTS
     5.1   Landlord's Covenants During the Term
           5.1.1  Building Services
           5.1.2  Additional Building Services
           5.1.3  Repairs
           5.1.4  Quiet Enjoyment
     5.2   Interruptions
ARTICLE VI TENANT'S COVENANTS
     6.1   Tenant's Covenants During the Term
           6.1.1  Tenant's Payments
           6.1.2  Repairs and Surrender of Premises
           6.1.3  Occupancy and Use
           6.1.4  Rules and Regulations
           6.1.5  Safety Appliances
           6.1.6  Compliance with Laws
           6.1.7  Assignment and Subletting
           6.1.8  Indemnity
           6.1.9  Tenant's Liability Insurance
           6.1.10  Tenant's Worker's Compensation Insurance
           6.1.11  Landlord's Right of Entry
           6.1.12  Loading

           6.1.13  Landlord's Costs
           6.1.14  Tenant's Property
           6.1.15  Labor or Materialmen's Liens
           6.1.16  Changes or Additions
           6.1.17  Holdover
ARTICLE VII CASUALTY AND TAKING
     7.1   Casualty and Taking
     7.1   Reservation of Award
ARTICLE VIII RIGHTS OF MORTGAGEE
     8.1   Priority of Lease
     8.2   Rights of Mortgage Holders; Limitation of Mortgagee's Liability
     8.3   Mortgagee's Election
     8.4   No Prepayment or Modification
     8.5   No Release or Termination
     8.6   Continuing Offer
     8.7   Mortgagee's Approval
ARTICLE IX GROUND LEASES AND EASEMENTS
     9.1   Priority of Lease
     9.2   Easements
ARTICLE X  DEFAULT
     10.1  Events of Default
     10.2  Tenant's Obligations After Termination
ARTICLE XI MISCELLANEOUS
     11.1  Recording
     11.2  Relocation
     11.3  Notices from One Party To The Other
     11.4  Bind and Inure
     11.5  No Surrender
     11.6  No Waiver, ETC.
     11.7  No Accord and Satisfaction
     11.8  Cumulative Remedies
     11.9  Landlord's Right to Cure
     11.10 Estoppel Certificate
     11.11 Waiver of Subrogation
     11.12 Acts of God
     11.13 Brokerage Commission, Indemnity
     11.14 Submission Not an Offer
     11.15 Applicable Law and Construction
     11.16 Guaranty
     11.16 Guaranty
ARTICLE XII SECURITY DEPOSIT

                                   ARTICLE II

                               PREMISES AND TERM

2.1. PREMISES.

     Subject to and with the benefit of the provisions of this Lease and any ground lease for the parcel on which the Building is located (the "Land"), Landlord hereby leases to Tenant, and Tenant leases from Landlord, that certain portion of the third floor of the Building, excluding exterior faces of exterior walls, the common facilities area and building service fixtures and equipment serving exclusively or in common other parts of the Building. Such portion of the Building, with such exclusions, is referred to herein as the "Premises".

     "Rentable Floor Area" shall mean the size of a space in the Building as measured from the inner surface of the outer glass enclosing the space in question if the exterior wall consists of 50% or more glass or from the midpoint of tile exterior wall if such wall consists of less than 50% glass, to the midpoint of walls separating that space from other tenant areas or the common facilities of the Building. The term "Rentable Floor Area of Premises" shall mean the square footage amount measured as set forth in the immediately preceding sentence plus a pro rata allocation of the common facilities on the floor on which the Premises are located (based on the ratio of the Rentable Floor Area of the Premises, excluding common facilities, to the total Rentable Floor Area, excluding common facilities of the floor on which the Premises are located) and plus a pro rata allocation of the common facilities of the Building (based on the ratio of the Rentable Floor Area of the Premises, excluding common facilities, to the Rentable Floor Area, excluding common facilities, of the Building). Landlord and Tenant conclusively agree that the Rentable Floor Area of the Premises, as set forth in Section 1.1 of this Lease, is final and correct and is not subject to remeasurement or adjustment by either party.

     Tenant shall have, as appurtenant to the Premises, the right to use in common with others entitled thereto: (a) the common facilities included in the Building or on the Land, (b) the Building service fixtures and equipment serving the Premises, and (c) the parking facility, if any, designated by Landlord to be used by tenants of the Building, but not in excess of four (4) parking spaces per one thousand (1,000) square feet of Rentable Floor Area of tile Premises.

     Landlord reserves the right from time to time, without unreasonable interference with Tenants use, (a) to install, repair, replace, use, maintain and relocate for service to the Premises and to other parts of the Building or either, Building service fixtures and equipment wherever located in the Building and (b)to alter or relocate any other common facilities, it being understood that if any parking facilities are provided, the same may be relocated on or off the Land from time to time by Landlord, provided that in all events substitutions are substantially equivalent.

2.2  TERM.

     To have and to hold for a period (the "Term") commencing on the earlier of
(a) the date on which the Premises are deemed ready for occupancy as provided in
Section 3.2, or (b)the date on which Tenant occupies all or any part of the Premises (whichever of said dates is appropriate being hereafter referred to as the "Commencement Date"), and continuing until the Term Expiration Date, unless sooner terminated as provided in Section 3.2, 6.1.6, 7.1 or 10.2 or in ARTICLE IX.

                                  ARTICLE III

                                  CONSTRUCTION

3.1  NO INITIAL CONSTRUCTION.

     Tenant acknowledges that the Premises are being delivered by Landlord to Tenant "as-is", in their current condition. Except for Landlord's agreement to provide the Improvement Allowance described in Section 3.2 below, Landlord shall have no obligation whatsoever to construct any improvements in the Premises nor to provide Tenant any improvement allowance. Tenant acknowledges that it has inspected the Premises, is fully aware of the condition of the Premises and agrees to accept the Premises "as-is."

3.2  TENANT'S CONSTRUCTION OBLIGATION; IMPROVEMENT ALLOWANCE.

     On or before December 31, 1996, Tenant shall, at Tenant's sole cost and expense, install on the roof of the Building, a "package" supplemental HVAC unit which will provide HVAC services to the Premises during all times other than the Building's normal operating hours (which as described in Exhibit D to this Lease), without any chilled water being supplied from the Building HVAC system. The electricity for such HVAC system shall be separately metered, at Tenant's sole cost and expense, and Tenant shall pay all electrical charges necessary to operate such system. The installation of the HVAC system by Tenant shall be subject to Landlord's prior approval and to all other provisions of this Lease including, without limitation, Sections 3.3 and 6.1.16. In particular, the exact location of the HVAC system on the roof, the method of screening the system, any necessary roof penetrations and the running of pipes shall all be subject to the prior approval of Landlord. The HVAC system to be installed by Tenant shall be considered a fixture and, upon the expiration or any earlier termination of this Lease, shall become the property of Landlord and may not be removed by Tenant. If Tenant fails to complete the installation of the HVAC system on or before December 31, 1996, Landlord shall have the right, but not the obligation to complete such installation. All costs incurred by Landlord to complete such installation shall be considered Additional Rent due and payable by Tenant within five (5) business days following Landlord's demand. As a result of the installation of the HVAC unit described herein, Landlord shall have no obligation whatsoever to provide HVAC service to Tenant outside of normal business hours.

3.3  GENERAL PROVISIONS APPLICABLE TO CONSTRUCTION.

     All construction work required or permitted by Tenant under this Lease shall be done in a good and workmanlike manner and in compliance with all applicable laws and all lawful ordinances, regulations and orders of governmental authority and insurers of the Building. Either party may inspect the work of the other at reasonable times and promptly shall give notice of observed defects.

3.4  REPRESENTATIVES.

     Each party authorizes the other to rely, in connection with their respective rights and obligations under this Article III, upon approval and other actions on the party's behalf by a representative to be named by each party upon execution hereof or by any person designated in substitution or addition by notice to the party relying.

                                   ARTICLE IV

                                      RENT
4.1  RENT.

     Tenant agrees to pay rent to Landlord, without any offset or reduction whatever (except as made in accordance with the express provisions of this Lease), equal to 1/12th of the Annual Rent in equal installments in advance on the first day of each calendar month included in the Term; and for any portion of a calendar month at the beginning or end of the Term, at the proportionate rate payable for such portion in advance. Tenant acknowledges that Landlord has already provided Tenant a credit of $8,219.00 against the November, 1996 Annual Rent Installment. This credit was in lieu of any improvement allowance. Tenant acknowledges that Tenant shall be responsible for any and all costs of improvements which Tenant desires to construct in or for the Premises, including, without limitation, all costs associated with the "package" supplemental HVAC system required pursuant to Section 3.2 of this Lease.

4.2  OPERATING EXPENSES.

     4.2.1 Operating Expenses Increase - In the event Landlord's Operating Expenses, as defined below, shall in any calendar year exceed Landlord's Operating Expenses for calendar year 1997 ("Base Year Amount"), Tenant shall, and hereby agrees to, pay as Additional Rent, Tenant's pro rata share of such excess ("Tenant's Operating Expense Payment"). Tenant's pro rata share be determined by multiplying such excess by a fraction the numerator of which is the Rentable Floor Area of the Premises (as such Rentable Floor Area may be adjusted for any expansion set forth in this Lease or hereinafter agreed to by Landlord and Tenant) and the denominator of which is the Rentable Floor Area of the Building.

     Landlord and Tenant hereby acknowledge and agree that the payment of Tenant's operating Expense Payment, pursuant to the provisions of this Lease, is based on a fully occupied Building. Accordingly, Landlord and Tenant hereby agree that if, during any calendar year, the Building is not at least ninety-five percent (95%) occupied, on average, throughout the year, the actual Landlord's Operating Expenses shall be increased for such year to the amount which Landlord reasonably estimates would have been incurred had the Building been ninety-five percent (95%) occupied, on average, throughout such year. In such event, Landlord's Statement given to Tenant shall indicate the occupancy percentage of the Building by month. If Landlord's Operating Expenses are increased in any calendar year pursuant to the provisions of this paragraph, Tenant's Operating Expenses Payment shall be determined by increasing the Base Year Amount to reflect the amount of Landlord's Operating Expenses which Landlord reasonably estimates would have been incurred during the year 1994 had the Building been ninety-five percent (95%) occupied, on average, throughout the year.

     As soon as practicable after the end of each calendar year during the Term and after Lease termination, Landlord shall render a statement ("Landlord's Statement") in reasonable detail and according to usual accounting practices certified by Landlord and showing for the preceding calendar year or fraction thereof, as the case may be, Landlord's Operating Expenses, including a statement of the amount by which Landlord's Operating Expenses exceed the Base Year Amount. The term "Landlord's Operating Expenses" as used in this Lease shall not include interest and amortization on mortgages for the Building and Land or leasehold interests therein and the cost of special services rendered to tenants (including Tenant) for which a special charge is made, but shall mean any and all reasonable and necessary expenses incurred by Landlord to operate the Building and the Land, including, without limitation: real estate taxes on the Building and Land; Installments and interest on assessments for public betterments or public improvements; expenses of any proceedings for abatement of taxes and assessments with respect to any fiscal year or fraction of a fiscal year; premiums for insurance; compensation and all fringe benefits, worker's compensation insurance premiums and payroll taxes paid by Landlord to, for or with respect to all persons engaged in the operating, maintaining, or cleaning of the Building and Land; all utility charges not billed directly to tenants by Landlord or the utility, including electricity, steam, natural gas and water (including sewer charges) and any taxes on such utilities; payments to independent contractors under service contracts for cleaning, operating, managing, maintaining and repairing the Building and Land (which payments may be to affiliates of Landlord provided the same are at reasonable rates consistent with the type of occupancy and the services rendered); rent paid by the managing agent or imputed cost equal to the loss of rent by Landlord for making available to the managing agent space for a Building office on the ground floor or above; interest on working capital borrowed by Landlord in anticipation of receipts from tenants; if the Building shares common areas or facilities with another building or buildings, the Building's pro rata share (as reasonably determined by Landlord) of the cost of cleaning, operating, managing (including the cost of the management office for such buildings and facilities), maintaining and repairing such common areas and facilities; fixed and Additional Rent payable under any ground lease of the Land; and all other reasonable and necessary expenses paid in connection with the cleaning, operating, managing, maintaining and repairing of the Building and Land, or either, and any equipment therein, properly chargeable against income, it being agreed that if Landlord installs a new or replacement capital item for the purpose of reducing Landlord's Operating Expenses, the cost thereof as reasonably amortized by Landlord, with interest at the prime commercial rate in effect from time to time at NationsBank in Atlanta, Georgia on the unamortized amount, shall be included in Landlord's Operating Expenses

Landlord's Statement shall also show the average number of square feet of the Building which were occupied for the preceding fiscal year or fraction thereof.

     The term "real estate taxes" as used above shall mean taxes of every kind and nature assessed by any governmental authority on the Land, the Building and improvements, or both, which the Landlord shall become obligated to pay because of or in connection with the ownership, leasing and operation of the Land, the Building and improvements, or both, subject to the following: There shall be excluded from such taxes all income taxes, excess profits taxes, excise taxes, franchise taxes, and estate, succession, inheritance and transfer taxes, provided, however, that if at any time during the Term the present system of ad valorem taxation of real property shall be changed so that in lieu of the whole or any part of the ad valorem tax on real property, there shall be assessed on Landlord a capital levy or other tax on the gross rents received with respect to the Land, Building and improvements, or both, or a federal, state, county, municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges, to the extent so measured or based, shall be deemed to be included within the term "real estate taxes."

     Notwithstanding any other provision of this Section 4.2, if the Term commences on a date other than the first day of a calendar year or expires or is terminated as of a date other than the last day of a calendar year, then for such fraction of a calendar year at the beginning or end of the Term, Tenant's payment to Landlord under this Section 4.2 shall be made on the basis of Landlord's best estimate of the items otherwise includable in Landlord's Statement and, in the case of the year in which the Term expires or is terminated, shall be made on or before the later of (a) ten (10) days after Landlord delivers such estimate to Tenant or (b) the last day of the Term, with an appropriate payment or refund upon submission of Landlord's Statement.

     4.2.2 Tenant's Estimated Operating Expense Payments - If, with respect to any calendar year or fraction thereof during the Term, Landlord estimates that Tenant shall be obligated to pay Tenant's Operating Expense Payment, then Tenant shall pay, as Additional Rent, on the first day of each month of such calendar year and each ensuing year thereafter, estimated monthly payments equal to 1/12th of the estimated Tenant's Operating Expense Payment for the respective calendar year, with an appropriate additional payment or refund to be made within thirty (30) days after Landlord's Statement is delivered to tenant Landlord may adjust such estimated monthly payment from time to time and at any time during a year, and Tenant shall pay, as Additional Rent, on the first day of each month following receipt of Landlord's notice, thereof, the adjusted estimated monthly payment.

     4.2.3 Change to Fiscal Year - Landlord shall have the right from time to time to change the periods of accounting under Section 4.2 to any annual period other than a calendar year, and upon any such change all items referred to in this Section 4.2 shall be appropriately apportioned. In all Landlord's Statements rendered under this Section 4.2, amounts for periods partially within and partially without the accounting periods shall be appropriately apportioned, and any items which are not determinable at the time of a Landlord's Statement shall be included therein on the basis of Landlord's estimate, and with respect thereto Landlord shall render promptly after determination a supplemental Landlord's Statement, and appropriate adjustment shall be made according thereto. All Landlord's Statements shall be prepared on an accrual basis of accounting.

4.3  ELECTRICAL STANDARDS AND CHARGES.

     4.3.1 Electricity Furnished - Landlord shall furnish electrical energy required for lighting, electrical facilities, equipment, machinery, fixtures and appliances used in or for the benefit of Premises. Tenant shall pay a pro rata share of any increase in the cost of providing such service as a part of Tenant's Operating Expenses Payment.

     4.3.2 Tenant's Use - Tenant shall not, without prior written notice to Landlord in each instance, connect to the Building electric distribution system any fixtures, appliances or equipment other than normal office machines such as desk-top calculators and typewriters, or any fixtures, appliances or equipment which Tenant on a regular basis operates beyond normal building operating hours. In the event of any such connection, Tenant agrees to pay upon demand an amount which will reflect the cost to Landlord of the additional electrical service to be furnished by Landlord, such increase to be effective as of the date of any such installation. If Landlord and Tenant cannot agree thereon, such amount shall be conclusively determined by a reputable independent electrical engineer or consulting firm to be selected by Landlord and paid equally by both parties, and the cost to Landlord will be included in Landlord's Operating Expenses provided in Section 4.2 hereof.

     4.3.3 Excess Use - Tenant's use of electrical energy in the Premises shall not at any time exceed the capacity of any of the electrical conductors or equipment in or otherwise serving the Premises nor shall it exceed the standard per square foot consumption for the Building. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building electric service, Tenant shall not, without prior written notice to Landlord in each instance, connect to the Building electric distribution system any fixtures, appliances or equipment which operate on a voltage in excess of 120 volts nominal or make any alteration or addition to the electric system of the Premises. Unless Landlord shall reasonably object to the connection of any such fixtures, appliances or equipment, all additional risers or other equipment required therefor shall be provided by Landlord, and the cost thereof shall be paid by Tenant upon Landlord's demand. In the event of any such connection, Tenant agrees to pay as Additional Rent an amount which will reflect the cost to Landlord of the additional service to be furnished by Landlord, such increase to be effective as of the date of any such connection. In addition, Tenant shall pay as Additional Rent Landlord's cost to provide electricity to Tenant in excess of the standard per square foot consumption amount for the Building. If Landlord and Tenant cannot agree thereon, such amounts shall be conclusively determined by a reputable independent electrical engineer or consulting firm to be selected by Landlord and paid equally - by both parties, and the cost to Landlord will be included in Landlord's Operating Expenses provided in
Section 4.2 hereof.

     4.3.4 Discontinuing Service - Landlord may, at any time, elect to discontinue the furnishing of electrical energy. In the event of any such election by Landlord: (1) Landlord agrees to give reasonable advance notice of any such discontinuance to Tenant; (2) Landlord agrees to permit Tenant to receive electrical service directly from the public utility supplying service to the building and to permit the existing feeders, risers, wiring and other electrical facilities serving Premises Space to be used by Tenant and/or such public utility for such purpose to the extent they are suitable and safely capable; (3) Landlord agrees to pay such charges and costs, if any, as such public utility may impose in connection with the installation of Tenant's meters and to make or, at such public utility's election, to pay for such other installations as such public utility may require, as a condition of providing comparable electrical service to Tenant; (4) the Operating Expenses shall no longer include the cost to furnish electricity; and (5) Tenant shall thereafter pay, directly to the utility furnishing the same, all charges for electrical services to the Premises.

4.4  PAYMENTS.

     All payments of Annual Rent and Additional Rent shall be made to Managing Agent, or to such other person as Landlord may from time to time designate. If any installment of Annual Rent or any other amounts or payments due by Tenant to Landlord hereunder is paid more than five (5) days after the due date thereof, it shall, at Landlord's election, bear interest at a rate equal to the prime commercial rate from time to time established by NationsBank of Atlanta, Georgia plus 4% per annum from such due date, which interest shall be immediately due and payable as further Additional Rent.

                                   ARTICLE V

                              LANDLORD'S COVENANTS

5.1  LANDLORD'S COVENANTS DURING THE TERM.

     Landlord covenants during the Term:

     5.1.1 Building Services - To furnish, through Landlord's employees or independent contractors, electrical service to the extent set forth in Section
4.3 above and the services listed in Exhibit D;

     5.1.2 Additional Building Services - To furnish, through Landlord's employees or independent contractors, reasonable additional Building operation services, if available, upon reasonable advance request of Tenant at equitable rates from time to time established by Landlord to be paid promptly by Tenant;

     5.1.3 Repairs - Except as otherwise provided in ARTICLE VII of this Lease, to make such repairs to the roof, exterior walls, floor slabs, other structural, components, and common facilities of the Building as may be necessary to keep them in serviceable condition; and

     5.1.4 Quiet Enjoyment - That Landlord has the right to make this Lease and that Tenant on paying the rent and performing its obligations hereunder shall peacefully and quietly have, hold and enjoy the Premises throughout the Term without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject however to all the terms and provisions hereof.

5.2  INTERRUPTIONS.

     Landlord shall not be liable to Tenant for any damages compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from power losses or shortages or from the necessity of Landlord's entering the Premises for any of the purposes authorized in this Lease or for repairing the Premises or any portion of the Building or Land. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any service or perform any other covenant or duty to be performed on Landlord's part, by reason of any cause beyond Landlord's reasonable control, Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in ARTICLE VII, shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises.

                                  ARTICLE VI

                              TENANT'S COVENANTS

6.1  TENANT'S COVENANTS DURING THE TERM.

     Tenant covenants during the Term and such further time as Tenant occupies all or any part of the Premises:

     6.1.1 Tenant's Payments - To pay when due (a) all Annual Rent and Additional Rent, (b) all taxes which may be imposed on Tenant's personal property in the Premises (including, without limitation, Tenant's fixtures and equipment) regardless of whether such taxes are assessed to Landlord or Tenant,
(c) all charges by public utilities for telephone and other utility services (including service inspections therefor) rendered to the Premises not otherwise required hereunder to be furnished by Landlord without charge or not consumed in connection with any services required to be furnished by Landlord without charge and (d) as Additional Rent, all charges of Landlord for services rendered pursuant to Section 5.1.2 hereof;

     6.1.2  Repairs and Surrender of Premises - Except as otherwise provided in
ARTICLE VII, Section 3.2 and Section 5.1.3, to keep the Premises in good order, repair and condition, reasonable wear and tear only excepted; and at the expiration or termination of this Lease peaceably to surrender the Premises in good order and repair and in the condition existing as of the Commencement Date, reasonable wear and tear only excepted and Tenant shall be obligated to remove all goods and effects of Tenant and any items, the removal of which is required by agreement or specified herein to be removed at Tenant's election and which Tenant elects to remove, and to repair all damage caused by such removal and to restore the Premises and leave them broom clean and neat;

     6.1.3 Occupancy and Use - To use and occupy the Premises only for the Permitted Uses; not to injure or deface the Premises, Building, or Land; and not to permit in the Premises any use thereof which is improper, offensive, contrary to law or ordinance, or which creates or is liable to create a nuisance or which may invalidate or increase the premiums for any insurance on the Building or its contents or liable to render necessary any alteration or addition to the Building;

     6.1.4 Rules and Regulations - To comply with the Rules and Regulations set forth in Exhibit E and all other reasonable Rules and Regulations hereafter made by Landlord, of which Tenant has been given notice, for the care and use of the building and Land and their facilities and approaches, it being understood that Landlord shall not be liable to Tenant for the failure of other tenants of the Building to conform to such Rules and Regulations;

     6.1.5 Safety Appliances - To keep the Premises equipped with all safety equipment or appliances required by law or ordinance or any other regulation of any public authority because any use made by Tenant and to procure and licenses and permits as required because of such use and, if requested by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant's Permitted Uses;

     6.1.6 Compliance with Laws - To comply, at Tenant's sole cost and expense with all laws, orders, ordinances and regulations of federal, state, county, and municipal authorities having jurisdiction over the Premises, and to comply with all directions or orders of any governmental official made pursuant to such laws, orders, ordinances and regulations and to comply with all insurance requirements applicable to the Premises.

     6.1.7 Assignment and Subletting - Not without the prior written consent of Landlord, which consent shall not be unreasonably withheld, to assign this Lease, to make any sublease, or to permit occupancy of the Premises or any part thereof by anyone other than Tenant, voluntarily or by operation of law; as Additional Rent, to reimburse Landlord promptly for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent as assignment or subletting; no assignment or subletting shall affect the continuing primary liability of Tenant (which, following such assignment or subletting, shall be joint and several with the assignee or sublessee); no consent to any of the foregoing in a specific instance shall operate as a waiver in any subsequent instance. In the event that any assignee or subtenant pays to Tenant any amounts in excess of the Annual Rent and Additional Rent then payable hereunder, or pro rata portion thereof on a square footage basis for any portion of the Premises, Tenant shall promptly pay said excess to Landlord as and when received by Tenant.

     6.1.8 Indemnity - To defend, with attorney(s) reasonably acceptable to Landlord, save harmless and indemnify Landlord from any liability for injury, loss, accident or damage to any person or property and from any claims, actions, proceedings and expenses and costs in connection therewith (including, without implied limitation, reasonable attorneys' fees): (i) arising from the omission, fault, willful act, negligence or other misconduct of Tenant or from any use made or thing done or occurring on the Premises not due to the gross negligence or willful misconduct of Landlord or (ii) resulting from the failure of Tenant to perform and discharge its covenants and obligations under this Lease;

     6.1.9 Tenant's Liability Insurance - To maintain commercial general liability insurance on the Premises in amounts which shall, at the beginning of the Term, be at least equal to the limits set-forth in Section 1.1 of this Lease, and from time to time during the Term shall be for such higher limits, if any, as are customarily carried in the area in which the Premises are located, on property similar to the Premises and used for similar purposes, and to furnish Landlord with certificates thereof;

     6.1.10 Tenant's Worker's Compensation Insurance -To keep all of Tenant's employees working in the Premises covered by worker's compensation insurance in amounts and form required by all applicable laws and to furnish Landlord with certificates thereof;

     6.1.11 Landlord's Right of Entry - To permit Landlord and Landlord's agents entry: to examine the Premises at reasonable times and, if Landlord shall so elect, to make repairs or replacements; to remove, at Tenant's expense, any changes, additions, signs, curtains, blinds, shades, awnings, aerials, flagpoles or the like to which Landlord has not consented in writing; and to show the Premises to prospective tenants during the twelve (12) months preceding expiration of the Term and to prospective purchasers and mortgagees at all reasonable times;

     6.1.12 Loading - Not to place a load upon the Premises exceeding an average rate of fifty (50) pounds of live load per square foot or floor area, and not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such times as Landlord shall in each instance approve; Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other leased space in the Building shall be placed and maintained by Tenant in settings of cork, rubber, spring or other types of vibration eliminators sufficient to eliminate such vibration or noise;

     6.1.13 Landlord's Costs - In case Landlord shall be made party to any litigation commenced by or against Tenant or by or against any parties in possession of the Premises or any part thereof claiming under Tenant, to pay, as Additional Rent, all costs including, without implied limitation, reasonable attorneys' fees incurred by or imposed upon Landlord in connection with such litigation and, as Additional Rent, also to pay all such costs and fees incurred by Landlord in connection with the successful enforcement by Landlord of any obligations of Tenant under this Lease;

     6.1.14 Tenant's Property - All the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises or elsewhere in the Building or on the Land shall be at the sole risk and hazard of Tenant and, if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes or other pipes, by theft, or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord unless due to the gross negligence or willful misconduct of Landlord;

     6.1.15 Labor or Materialmen's Liens - To pay promptly when due the entire cost of any work done on the Premises by Tenant, its agents, employees or independent contractors; not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises; and immediately to discharge any such liens which may so attach;

     6.1.16 Changes or Additions - Not to make any changes, alterations or additions to the Premises or to construct or take out any improvements therein without Landlord's prior written consent, provided that Tenant shall reimburse Landlord, as Additional Rent for all costs incurred by Landlord in reviewing Tenant's proposed changes or additions, and provided further that, in order to protect the functional integrity of the Building, all such changes and additions shall be performed by contractors selected from a list of approved contractors prepared by Landlord from time to time; and

     6.1.17 Holdover - To pay to Landlord the greater of twice the then fair market rent as conclusively determined by Landlord or twice the total of the Annual Rent and Additional Rent then applicable for each month or portion thereof during which Tenant shall retain possession of the Premises or any part thereof after the termination or expiration of this Lease, whether by lapse of time or otherwise, and also to pay all damages sustained by Landlord on account thereof, the provisions of this subsection shall not operate as a waiver by Landlord of the right of re-entry provided in this Lease; at the option of the Landlord exercised by a written notice given to Tenant while such holding over continues, such holding over shall constitute an extension of this Lease for a period of one year.

                                  ARTICLE VII

                              CASUALTY AND TAKING

7.1  CASUALTY AND TAKING.

     In case during the Term all or any substantial part of the Premises, Building or Land, or any one or more of them, are damaged materially by fire or any other casualty or by action of public or other authority in consequence thereof or are taken by eminent domain or Landlord receives compensable damage by reason of anything lawfully done in pursuance of public or other authority, this Lease shall terminate at Landlord's election, which may be made, notwithstanding Landlord's entire interest may have been divested, by notice to Tenant within thirty (30) days after the occurrence of the event giving rise to the election to terminate, which notice shall specify the effective date of termination which shall be not less than thirty (30) nor more than sixty (60) days after the date of notice of such termination. If in any such case the Premises are rendered unfit for use and occupation and the Lease is not so terminated, Landlord shall use due diligence to put the Premises, or, in case of a taking, what may remain thereof (excluding any items installed or paid for by Tenant which Tenant may be required or permitted to remove) into proper condition for use and occupation to the extent permitted by tile net award of insurance or damages available to Landlord, and a just proportion of the Annual Rent and Additional Rent according to the nature and extent of the injury shall be abated until the Premises or such remainder shall have been put by Landlord in such condition; and in case of a taking which permanently reduces the area of the Premises, a just proportion of the Annual Rent and Additional Rent shall be abated for the remainder of the Term and an appropriate adjustment shall be made to the Tenant's Operating Expense Base Year Amount.

7.2  RESERVATION OF AWARD.

     Landlord reserves to itself any and all rights to receive awards made for damages to the Premises, Building or Land and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain or by reason of anything lawfully done in pursuance of public or other authority. Tenant hereby releases and assigns to Landlord all Tenant's rights to such awards and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request and hereby irrevocably designates and appoints Landlord as its attorney-in-fact to execute and deliver in Tenant's name and behalf all such further assignments thereof It is agreed and understood, however, that Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for (i) movable trade fixtures installed by Tenant, or anybody claiming under Tenant, at its own expense, (ii) relocation expenses recoverable by Tenant from such authority in a separate action, or (iii) any other item for which Tenant is entitled to any award so long as recovery for such item does not reduce the award to which Landlord is otherwise entitled.

                                  ARTICLE VIII

                              RIGHTS OF MORTGAGEE

8.1  PRIORITY OF LEASE.

     This Lease is and shall continue to be subject and subordinate to any mortgage or deed to secure debt of record covering the Land or Building or both (the "mortgaged premises") whether now or hereafter in existence. The holder of any such mortgage or deed to secure debt shall have the election to subordinate the same to the rights and interests of Tenant under this Lease exercisable by filing with the appropriate recording office a notice of such election, whereupon the Tenant's rights and interests hereunder shall have priority over such mortgage or deed of trust. Tenant hereby agrees to execute, with ten (10) days of demand therefore, any reasonable documentation evidencing such subordination.

8.2  RIGHTS OF MORTGAGE HOLDERS; LIMITATION OF MORTGAGEE'S LIABILITY.

     The word "mortgage" as used herein includes mortgages, deeds to secure debt or other similar instruments evidencing other voluntary liens or encumbrances and modifications, consolidations, extensions, renewals, replacements and substitutes thereof. The word "holder" shall mean a mortgagee and any subsequent holder or holders of a mortgage. Upon entry and taking possession of the Premises for the purpose of foreclosure, such holder shall have all the rights of Landlord. Notwithstanding any other provision of this Lease to the contrary no such holder of a mortgage shall be liable, either as mortgagee or as assignee, to perform, or be liable in damages for failure to perform any of the obligations of Landlord unless and until such holder shall enter and take possession of the Premises for the purpose of foreclosure, and such holder shall not in any event be liable to perform or liable in damages for failure to perform the obligations of Landlord under Section 3.1. Upon entry for the purpose of foreclosure, such holder shall be liable to perform all of the obligations of Landlord (except for the obligations under section 3.1), provided that a discontinuance of any foreclosure proceeding shall be deemed a conveyance under said provisions to the owner of the equity of the Premises.

8.3  MORTGAGEE'S ELECTION.

     Notwithstanding any other provision to the contrary contained in this Lease, if prior to substantial completion of Landlord's obligations under
Article III, any holder of a first priority mortgage on the mortgaged premises enters and takes possession thereof for the purpose of foreclosing the mortgage, such holder may elect, by written notice given to Tenant and Landlord at any time within ninety (90) days after such entry and taking of possession, not to perform Landlord's obligations under Article III, and in such event such holder and all persons claiming under it shall be relieved of all obligations to perform, and all liability for failure to perform, said Landlord's obligations under Article III, and Tenant may terminate this Lease and all its obligations hereunder by written notice to Landlord and such holder given within thirty (30) days after the day on which such holder shall have given its notice as aforesaid.

8.4  NO PREPAYMENT OR MODIFICATION, ETC.

     Tenant shall not pay Annual Rent, Additional Rent or any other charge more than ten (10) days prior to the due dates thereof. No prepayment of Annual Rent, Additional Rent or other charge, no assignment of this Lease and no agreement to modify so as to reduce the rent, change the Term or otherwise materially change the rights of Landlord under this Lease, or to relieve Tenant of any obligations or liability under this Lease, shall be valid unless consented to in writing by Landlord's mortgagees of record, if any.

8.5  NO RELEASE OR TERMINATION.

     No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Landlord's act or failure to act to Landlord's mortgagees of record, if any, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights and (ii) such mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this Section 8.5 shall be deemed to impose any obligation on any such mortgagee to correct or cure any such condition. "Reasonable time" as used above means and includes a reasonable time to obtain possession of the mortgaged premises, if the mortgagee elects to do so, and a reasonable time to correct or cure the condition if such condition is determined to exist.

8.6  CONTINUING OFFER.

     The covenants and agreements contained in this Lease with respect to the rights, powers and benefits of a mortgagee (particularly, without limitation thereby, the covenants end agreements contained in this Article VIII) constitute a continuing offer to any person, corporation or other entity, which by accepting or requiring an assignment of this Lease or by entry or foreclosure assumes the obligations herein set forth with respect to such mortgagee; such mortgagee is hereby constituted a party to this Lease as an obligee hereunder to the same extent as though its name were written herein as such; and such mortgagee shall be entitled to enforce such provisions in its own name. Tenant agrees on request of Landlord to execute and deliver from time to time any agreement which may reasonably be deemed necessary to implement the provisions of this Article VIII.

8.7  MORTGAGEE'S APPROVAL.

     Landlord's obligation to perform its covenants and agreements hereunder is subject to the condition precedent that this Lease be approved by the holder of any mortgage of which the Premises are a part and by the issuer of any commitment to make a mortgage loan which is in effect on the date hereof. Unless Landlord gives Tenant written notice within thirty (30) business days after the date hereof that such holder or issuer, or both, disapprove this Lease, then this condition shall be deemed to have been satisfied or waived and the provisions of this Section 8.7 shall be of no further force or effect.

                                   ARTICLE IX

                          GROUND LEASES AND EASEMENTS

9.1  PRIORITY OF LEASE.

     This Lease is and shall continue to be subject and subordinate to any presently existing underlying lease (including any amendments, modifications and extensions thereof) covering all or any part of the Land or the Building, including but not limited to, that certain Lease Agreement for Office Building, Hartsfield International Airport Old Terminal Redevelopment Area, between City of Atlanta and Trident Partners dated October 31, 1989. This provision shall be self-operative and no further instrument shall be required to effect such subordination of this Lease. Upon demand, however, Tenant shall execute any reasonable documentation required by Landlord to evidence such subordination.

9.2  EASEMENTS.

     This Lease and all rights of Tenant hereunder shall be subject and subordinate to any easements, rights-of-way and agreements, whether now existing or hereafter placed on the Land or the Building, in connection with the ground lease referred to in Section 9.1 above or in connection with the development of the Land, the Building or the project of which either the Land or the Building is a part; provided, however, that this Lease shall not be subordinate to any future easement, right-of-way or agreement which would prevent Tenant from gaining access to and using the Premises for Tenant's Permitted Uses.

                                   ARTICLE X

                                    DEFAULT

10.1  EVENTS OF DEFAULT.

      If any default by Tenant continues after notice, in case of Annual Rent, Additional Rent, Tenant Improvement Reimbursement or any other monetary obligation of Tenant to Landlord hereunder, for more than ten (10) days or, in any other case, for more than thirty (30) days and such additional time, if any, as is reasonably necessary to cure the default, if the default is of such a nature that it cannot reasonably be cured in thirty (30) days, and Tenant diligently endeavors to cure such default and thereafter completes such cure as promptly as reasonably possible; or if Tenant becomes insolvent, fails to pay its debts as they become due, files a petition under any chapter of the U.S. Bankruptcy Code, 11 U.S.C. 101 et seq., as it may be amended (or any similar petition under any insolvency law of any jurisdiction), or if such petition is filed against Tenant; or if Tenant proposes any dissolution, liquidation, composition, financial reorganization or recapitalization with creditors, makes an assignment or trust mortgage or pledges its interest under this Lease as security for any obligations of Tenant, or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to any property of Tenant; or if the leasehold hereby created is taken on execution or other process of law in any action against Tenant; then, and in any such case, Landlord and the agents and servants of Landlord may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter while such default continues and without further notice, at Landlord's election, do any one or more of the following: (1) give Tenant written notice stating that the Lease is terminated, effective upon the giving of such notice or upon a date stated in such notice, as Landlord may elect, in which event the Lease shall be irrevocably extinguished and terminated as stated in such notice without any further action, or (2) with or without process of law, and with or without terminating this Lease, in a lawful manner, enter and repossess the Premises as of Landlord's former estate, and expel Tenant and those claiming through or under Tenant, and remove its and their effects, without being guilty of trespass, or (3) pursue any other rights or remedies permitted by law. Any such termination of the Lease shall be without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and in the event of such termination Tenant shall remain liable under this Lease as hereinafter provided. Tenant hereby waives all statutory rights (including, without limitation, rights of redemption, if any) to the extent such rights may be lawfully waived, and Landlord, without notice to Tenant, may store Tenant's effects and those of any person claiming through or under Tenant at the expense and risk of Tenant and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant. In addition, Landlord shall have the right, but in no event shall Landlord be obligated, in its own name but as agent for Tenant to enter into and rent all or any portion of the Premises on behalf of Tenant, upon such terms and conditions as Landlord may deem advisable.

10.2  TENANT'S OBLIGATIONS AFTER TERMINATION.

      In the event that this Lease is terminated under any of the provisions contained in Section 10.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, the then present values of the excess of the total rent reserved for the residue of the Term over the rental value of the Premises for said residue of the Term. In calculating the rent reserved, there shall be included, in addition to the Annual Rent and all Additional Rent, the value of all other consideration agreed to be paid or performed by Tenant for said residue. Tenant further covenants as an additional and cumulative obligation after any such termination to pay punctually to Landlord all the sums and perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant under the next foregoing covenant, Tenant shall be credited with any amount paid to Landlord as compensation as provided in the first sentence of this Section 10.2 and also with the net proceeds of any rents obtained by Landlord by reletting the Premises, after deducting all Landlord's expenses in connection with such: reletting, including, without implied limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions and free rent as Landlord in its sole judgment considers advisable or necessary to relet the same and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid.

      Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

                                   ARTICLE XI

                                 MISCELLANEOUS


11.1  RECORDING.

      Neither party shall record this Lease or any of its provisions in any public records.

11.2  RELOCATION.

      Landlord reserves the right to relocate the Premises to comparable space within the Building or another office building in the development of which the Building is a part by giving Tenant ninety (90) days prior written notice of such intention to relocate. On or before the effective date of such relocation, this Lease shall be amended by deleting the description of the original Premises and substituting therefor a description of such comparable space. Landlord agrees to pay the reasonable costs of moving Tenant to such other space within the Building or the park.

11.3  NOTICES FROM ONE PARTY TO THE OTHER.

      All notices required or permitted hereunder shall be in writing and addressed, if to the Tenant, at Tenant's Address or such other address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, at Landlord's Address or such other address as Landlord shall have last designated by notice in writing to Tenant. Any notice shall be deemed duly given three (3) days following the date the notice is mailed to such address postage prepaid, registered or certified mail, return receipt requested, or when delivered to such address by hand.

11.4  BIND AND INURE.

      The obligations of this Lease shall run with the Land and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Landlord named herein and each successive owner of the Premises shall be liable only for the obligations accruing during the period of its ownership. The obligations of Landlord shall be binding upon the assets of Landlord which comprise the Premises but not upon other assets of Landlord. No individual partner, trustee, stockholder, officer, director, employee or beneficiary of Landlord shall be personally liable under this Lease and Tenant shall look solely to Landlord's interest in the Premises in pursuit of its remedies upon an event of default hereunder, and the general assets of the individual partners, trustees, stockholders, officers, employees or beneficiaries of Landlord shall not be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Tenant.

11.5  NO SURRENDER.

      The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises.

11.6  NO WAIVER, ETC.

      The failure of Landlord or of Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease or, with respect to such failure of Landlord, any of the Rules and Regulations referred to in Section 6.1.4, whether heretofore or hereafter adopted by Landlord, shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation, nor shall the failure of Landlord to enforce any of said Rules and Regulations against any other tenant in the Building be deemed a waiver of any such Rules or Regulations. The receipt by Landlord of Annual Rent or Additional Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach by Landlord, unless such waiver be in writing and signed by Landlord. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

11.7  NO ACCORD AND SATISFACTION.

      No acceptance by Landlord of a lesser sum than the Annual Rent and Additional Rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

11.8  CUMULATIVE REMEDIES.

      The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. In addition to the other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

11.9  LANDLORD'S RIGHT TO CURE.

      If Tenant shall at any time default in the performance of any obligation under this Lease, Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such-obligation, notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default. In performing such obligation, Landlord may make any payment of money or perform any other act. All sums so paid by Landlord together with interest at the rate of 4% per annum in excess of the then prime commercial rate of interest being charged by NationsBank of Atlanta, Georgia, and all necessary, incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be Additional Rent under this Lease and shall be payable to Landlord immediately on demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

11.10  ESTOPPEL CERTIFICATE.

       Tenant agrees, from time to time, upon not less than fifteen (15) days' prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect; that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Annual Rent and Additional Rent and to perform its other covenants under this Lease; that there are no uncured defaults of Landlord or Tenant under this Lease (or, if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets, counterclaims, or defaults, setting them forth in reasonable detail); and the dates to which the Annual Rent, Additional Rent and other charges have been paid. Any such statement delivered pursuant to this Section 11.10 shall be in a form reasonably acceptable to and may be relied upon by any prospective purchaser or mortgagee of premises which include the Premises or any prospective assignee of any such mortgagee.

11.11  WAIVER OF SUBROGATION.

       Any insurance carried by either party with respect to the Premises and property therein or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrences of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by insurance containing such clause or endorsement to the extent of the indemnification received thereunder.

11.12  ACTS OF GOD.

       In any case where either party hereto is required to do any act (other than the payment of Annual Rent and Additional Rent), delays caused by or resulting from Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, unusually severe weather or other causes beyond such party's reasonable control shall not be counted in determining the time during which work shall be completed, whether such time be designated by a fixed date, a fixed time or a "reasonable time," and such time shall be deemed to be extended by the period of such delay.

11.13  BROKERAGE COMMISSION; INDEMNITY.

   Landlord and Tenant agree that Brannen Goddard Company has acted as broker for Landlord in this transaction ("Broker") and that Tenant has not been represented by a broker. Broker is to be paid a commission by Landlord pursuant to the terms and conditions of a separate Commission Agreement between Landlord and Broker. Tenant warrants that there are no claims for broker's commissions or finder's fees claimed by any other party other than Broker claiming to have dealt with Tenant in connection with its execution of this Lease. Tenant hereby indemnifies Landlord and holds Landlord harmless from and against all loss, cost, damage or expense, including, but not limited to, attorney(s) fees and court costs, incurred by Landlord as a result of or in conjunction with a claim of any real estate agent or broker, due to any party claiming to have dealt with Tenant, other than Broker. Landlord hereby indemnifies Tenant and holds Tenant harmless from and against loss, cost, damage or expense, including, but not limited to, attorney(s) fees and court costs, incurred by Tenant as a result of or in conjunction with a claim of any real estate agent or broker, if made by, through or under Landlord. Landlord warrants that there are no claims other than that of Broker for broker's commissions or finder's fees due to any party claiming to have dealt with Landlord in connection with its execution of this Lease.

11.14   SUBMISSION NOT AN OFFER.

   The submission of a draft of this Lease or a summary of some or all of its provisions does not constitute an offer to lease or demise the Premises, it being understood and agreed that neither Landlord nor Tenant shall be legally bound with respect to the leasing of the Premises unless and until this Lease has been executed by both Landlord and Tenant and a fully executed copy has been delivered to each of them.

11.15  APPLICABLE LAW AND CONSTRUCTION.

   This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located. If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstances shall be declared invalid or unenforceable by the final ruling of a court of competent jurisdiction having final review, the remaining terms, covenants, conditions and provisions of this Lease and their application to persons or circumstances shall not be affected thereby and shall continue to be enforced and recognized as valid agreements of the parties, and in the place of such invalid or unenforceable provision, there shall be substituted a like, but valid and enforceable provision which comports to the findings of the aforesaid court and most nearly accomplishes the original intention of the parties.

   There are no oral or written agreements between Landlord and Tenant affecting this Lease. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant.

   The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease.

       Unless repugnant to the context, the words "Landlord" and "Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, executors, administrators, successors and assigns, and those claiming through or under them respectively. If there be more than one tenant, the obligations imposed by this Lease upon Tenant shall be Joint and several.

11.16  GUARANTY.

       Not Applicable.

11.17  RENEWAL OPTION.

       Provided Tenant is not in default under this Lease either as of the date of exercise or of the commencement date thereof, Tenant shall have the right and option to extend the Term of this Lease for one additional period of five (5) years ("Extended Term") commencing immediately following the expiration of the original Term of this Lease. Tenant may only exercise this option by providing written notice to Landlord at least two hundred seventy (270) days prior to the expiration of the Term of the Lease. The Base Rent for the Extended Term shall be the greater of (i) $19.50 per annum, per square foot of Rentable Floor Area of Premises or the first year of the option period, or (ii) ninety-five percent (95%) of the market rate, as of the commencement date of the Extended Term, for space of similar size in the Building, as reasonably determined by Landlord. Landlord will notify Tenant, in writing, at least thirty (30) days prior to the commencement of the Extended Term of Landlord's reasonable determination of ninety-five (95%) of the then current market rate.

                                  ARTICLE XII

                                SECURITY DEPOSIT

Landlord and Tenant acknowledge that no Security Deposit is required as part of this Lease.

    EXECUTED as a sealed instrument on the day and year first above written.

                                        LANDLORD:

                                        BY: SPP REAL ESTATE (GEORGIA TWO), INC.,

                                        By:  /s/
                                            -----------------------------
                                        Name:    Laura Sundquist Brom
                                              ---------------------------
                                        Title:    Chief Financial Officer
                                                -------------------------


                   (Signatures Continued on Following Page)

                                        TENANT:

                                        CONFERENCE SOURCE INTERNATIONAL,
                                        INC., a Georgia corporation


                                        By:               /s/
                                             ----------------------------
                                        Name:  Judy B. Crawford
                                             ----------------------------
                                        Title:  Owner
                                              ---------------------------

                                        By:
                                             ----------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------
                                                 [CORPORATE SEAL]

                                  EXHIBIT "A"


ALL THAT TRACT OR PARCEL OF LAND situated, lying and being in Land Lots 128 and 129 of the 14th District, Fulton County, Georgia, being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at an iron pin set located at the intersection of the easterly right-of-way line of Tobbie Terrace (a variable-width right-of-way) and the southern right-of-way line of Loop Road; and running thence along the said easterly right-of-way line the following courses and distances: South 00 42' 32" West 31.44 feet to an iron pin set, along the arc of a 775.97-foot radius curve to the left an arc distance of 192.46 feet (said arc being subtended by a chord lying to the East having a bearing of South 06 23' 48" East and being 191.97 feet in length) to an iron pin set, South 13 30' 8" East 48.81 feet to a point located at the intersection of said easterly right-of-way line and the land lot line common to Land Lots 129 and 130 (said common land lot line being the current city limits line of the City of College
Park), South 13 30' 08" East 81.65 feet to an iron pin set, along the arc of a 1478.14-foot radius curve to the right an arc distance of 105.77 feet (said arc being subtended by a chord lying to the West having a bearing of South 11 27' 09" East and being 105.75 feet in length) to an iron bin set and THE TRUE POINT OF BEGINNING FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED, run thence North 90 00' 00" East 481.39 feet to a nail set; thence South 00 00' 00" East
474.14 feet to a nail set; thence South 90 00' 00" West 427.00 feet to a point located on the easterly right-of-way line of Frontage Road (a variable width right-of-way); thence along said easterly right-of-way line the following courses and distances: along the arc of a 797.14-foot radius curve to the right an arc distance of 83.69 feet (said arc being subtended by a chord lying to the East having a bearing of North 08 38' 29" West and being 83.66 feet in length) to an iron pin set; North 05 38' 03" West 296.52 feet to an iron pin set; along the arc of a 1478.14-foot radius curve to the left an arc distance of 97.21 feet (said arc being subtended by a chord lying to the West having a bearing of North 07 30' 57" East and being 97..19 feet in length) to an iron pin set and THE TRUE POINT OF BEGINNING.

Said property being more particularly shown as Parcel 1, containing 4.950 acres, on that certain plat of survey entitled "Trident Partners, Phase 1, Hartsfield Centre Office Building,, dated October 5, 1988, last revised March 30, 1989, prepared by Franklin T. Simon & Associates, bearing the seal and certification of Franklin T. Simon, G.R.L.S. No. 2372. Said survey being incorporated herein by this reference.

                         [Hartsfield Centre Letterhead]

                                   EXHIBIT B
                                   ---------

                                    PREMISES
                                    --------

                         [third floor diagram inserted]

                                   EXHIBIT C

                                  [NOT USED]

                                   EXHIBIT D

                              LANDLORD'S SERVICES

                             ONE HARTSFIELD CENTRE

Office Areas, Common Areas, etc.
--------------------------------

Nightly:
-------

1.      Vacuum all carpeted areas.

2. Clean all tile floors with a treated dust mop; damp mop with a disinfectant.

3. Dust all horizontal surfaces, i.e. tops of desks, filing cabinets, chairs, tables, etc.

4.      Damp wipe entrance doors moldings and spot clean entrance glass.

5.      - Empty ashtrays; damp wipe and polish.

6. Remove all trash from receptacles; remove trash to collection area; replace all liners.

7.      Disinfect and polish drinking fountain(s).

Nightly - Restrooms:
-------------------

1.      Damp mop and disinfect tile floors.

2.      Remove trash from receptacles; replace liners.

3.      Replenish paper products and soap.

4.      Clean and disinfect all toilets and sinks.

5.      Polish all bright work.

6.      Spot clean partitions as needed.

Weekly - All Areas
------------------

1. Thoroughly damp mop all tile floors taking care to get into comers, along edges, etc.

2.      Remove fingerprints from telephones; clean with disinfectant.

3.      Vacuum all upholstered furniture.

4. Dust all vertical surfaces, i.e. sides of desks, filing cabinets, chairs, tables, etc.

5.      Accomplish all high dusting, i.e. over exit signs, doors, etc.

Heating, Ventilating, and Air Conditioning
------------------------------------------

1. Heating, ventilating, and air conditioning as required to provide reasonably comfortable temperatures for normal business day occupancy (excepting holidays); Monday through Friday from 8:00 am. to 6:00 pm. and Saturday from 8:00 a.m. to 1:00 pm.

2. Maintenance of any additional or special air conditioning equipment and the associated operating cost will be at Tenant's expense.

Water
-----

        Hot water for lavatory purposes and cold water for drinking, lavatory and toilet purposes.

Floor's

        Vinyl composition tile floors will be stripped and waxed one (1) time per year.

Window Washing
--------------

        Exterior windows will be washed two (2) times per year. Interior windows will be washed one (1.) time per year.

Elevators
---------

        Elevators for the use of all tenants and the general public for access to and from all floors of the Building. Programming of elevators (including, but not limited to, service elevators) shall be as Landlord from time to time determines best for the Building as a whole. Tenant shall have 24 hours/day, seven days/week access to at least one passenger elevator.

Relamping of Light Fixtures
---------------------------

        Lamps, ballasts, and starters shall be replaced or repaired by Landlord at Landlord's expense.

Cafeteria and Vending Installations
-----------------------------------

        1. Any space to be used primarily for lunchroom or cafeteria operation shall be Tenant's responsibility to keep clean and sanitary, it being understood that Landlord's approval of such use must be first obtained in writing.

         2. Vending machines or refreshment service installations by Tenant must be approved by Landlord in writing and shall be restricted in use to employees and business callers. All cleaning necessitated by such installations shall be at Tenant's expense.

                                   EXHIBIT E

                             RULES AND REGULATIONS

1. The entrance, lobbies, passages, corridors, elevators and stairways shall not be encumbered or obstructed by Tenant, Tenant's agents, servants, employees, licensees or visitors or be used by them for any purpose other than for ingress or egress to and from the Premises. The moving in or out of all freight, furniture or bulky matter of any description must take place during the hours which Landlord may determine from time to time. Notwithstanding the foregoing, Tenant shall have use of the loading dock and freight elevator at all reasonable times. Landlord reserves the right to inspect all freight and bulky matter to be brought into the Building and to exclude from the Building all freight and bulky matter which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

2. No curtains, blinds, shades, screens or signs, other than those furnished by Landlord shall be attached to, hung in or used in connection with any window or door of the Premises without the prior written consent of Landlord. Interior signs on doors shall be painted or - affixed for Tenant by Landlord or by sign painters first approved by Landlord at the expense of Landlord and shall be of a size, color and style acceptable to Landlord.

3. Subject to the foregoing term of the Lease no additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof without the prior written consent of Landlord which consent shall not be unreasonably delayed or withheld. Tenant must, upon the termination of its tenancy, restore to Landlord all keys of stores, shops, booths, stands, office and toilet rooms, either furnished or otherwise procured by Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

4. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

5. Tenant may request heating and/or air conditioning during other periods in addition to normal working hours pursuant to the foregoing terms of the Lease.

6. Tenant shall comply with all security measures from time to time established by Landlord for the Building. Notwithstanding anything to the contrary contained herein, Tenant and its permitted assignees, subtenants, and their employees, licensees and guests, shall have access to the Building, the Premises and the Common Areas, including all parking areas, at all times, 24 hours per day, every day of the year during the term of this Lease provided such employee has a security access card in his possession (for any hours other than 7:00 a.m. to 6:00 p.m. on weekdays) and, upon request, produces reasonable identification.

7. Non Smoking Building - For the health and safety of your employees and visitors, One Hartsfield Centre is designated as a non-smoking building. Smoking will not be permitted in the common areas, lobby, restrooms, stairwells, mailroom, dock area, building entrances, etc. Please have your employees limit smoking to areas designated within your office areas.

                                   EXHIBIT F
                                   ---------

                                   [NOT USED]

                                       36